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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  March 13, 2001



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                         1-11047                     22-2870438
(State or other juris-               (Commission             (I.R.S. Employer ID
 diction of incorpor-                File Number)                   Number)
      tion)


                                  Olsen Centre
                   2100 Meridian Park Blvd., Concord, CA 94520
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 417-8812 not applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS
--------------------

OTHER EVENTS:
-------------

On March 6, 2004, the Registrant completed its equity and debt financing from a group of private investors. The equity financing consisted of the sale of the 483,034 unregistered shares of the Registrant's common stock, par value $0.002 at an average share price of $0.2245. In addition, the Registrant borrowed $150,000 ("Note"). The Note is due and payable on August 20, 2001. The Note bears an interest rate of eight (8%) per annum and can be prepaid at any time without any fee or penalty. In connection with the financing transaction, the Registrant paid a finder's fee. All of the shares issued in connection with the equity financing, Thomas F. Reiner, Chairman, President/CEO is appointed as Trustee over the shares with authority and irrevocable voting power.

In addition, the Registrant terminated its non-binding letter of intent (which was subject to satisfactory completion of due diligence and financing), to purchase substantially or all of the assets of Weck Surgical.

On February 23, 2001, the Registrant accepted the resignation of Joseph Barbrie, VP of Sales. Mr. Barbrie resigned from his position to pursue other business opportunities. Robert Phillips assumed the duties of VP of Sales. With Mr. Phillips healthcare industry experience, and his ability to lead healthcare supply organizations, is extremely results oriented and commands respect from customers, employees and our senior leadership team.

On February 13, 2001, J & C Resources exercised its option to convert 39,938 Series AA Convertible Preferred Shares into 179,721 shares of Common Stock, par value $0.002.

On January 31, 2001, at the Registrant's Annual Meeting of Shareholders, all nominees for directors were elected, and all proposals were approved, including
(i) the election of four directors, Thomas F. Reiner, Chairman of the Board, Michael Granger, Allan Korn and Joel Flig, (ii) the increase of the number of shares reserved under the Registrant's 1987 Employee Stock Option Plan from 250,000 shares to 950,000 shares, (iii) the ratification of the appointment of Angell and Deering, LLP, CPA for the fiscal year ending February 27, 2001, (iv) the change in the name from Sparta Surgical Corporation to Sparta Olsen Medical Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SPARTA SURGICAL CORPORATION
                                             (Registrant)

                                             by: /s/ Thomas F. Reiner
                                             ---------------------------
                                             Thomas F. Reiner
                                             Chairman of the Board
                                             President & CEO

Dated:  March 13, 2001